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EXHIBIT 10v

                         [FORM OF RESTRICTED STOCK AGREEMENT]

                                    U S WEST, INC.

                              RESTRICTED STOCK AGREEMENT

    THIS AGREEMENT is entered into between U S WEST, Inc. (the "Company") and the Grantee ("Grantee") named in the Letter attached hereto and made a part of this Agreement (the "Letter"), as of the date set forth in the Letter.

    Pursuant to the U S WEST, Inc. 1994 Stock Plan as amended effective November 1, 1995 (the "Plan"), the Human Resources Committee of the Board of Directors (the "Committee") has granted to Grantee restricted shares of Common Stock ("Restricted Shares") on the terms and conditions set forth in this Agreement, as a matter of separate inducement in connection with Grantee's engagement with the Company or a Related Entity, and not in lieu of salary or other compensation for Grantee's services.

    In consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the Company and Grantee agree as follows:

    1. INCORPORATION OF PLAN AND DEFINED TERMS. The Restricted Stock is granted pursuant to the Plan, the terms of which are incorporated by reference and apply to this Agreement as though they were fully set forth herein. Terms used in this Agreement and not otherwise defined shall have the meanings set forth in the Plan.

    2. GRANT OF RESTRICTED STOCK. On the terms and conditions set forth in this Agreement, the Company hereby grants to Grantee the aggregate number of shares of Restricted Stock set forth in the Letter.

    3. RESTRICTED PERIOD. The Restricted Stock shall become Vested in accordance with the schedule set forth in the Letter (the "Restricted Period"). Except as specifically set forth below and elsewhere in this Agreement, the Restricted Stock shall not become Vested before the expiration of the Restricted Period, regardless of the circumstances under which Grantee's employment is terminated, and the Restricted Stock shall consequently remain subject to forfeiture during the Restricted Period.

         (i) DEATH. In the event of the death of Grantee, the Restricted Stock shall no longer be subject to any restriction and shall be Vested immediately.


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         (ii)  DISABILITY.  Except as otherwise set forth in this Agreement, if
Grantee's employment with the Company or a Related Entity is terminated because of Disability, the Restricted Stock shall no longer be subject to any restriction and shall be Vested immediately.

         (iii) RETIREMENT. Except as otherwise set forth in this Agreement, if the Restricted Stock is not Vested upon Grantee's Retirement, the Restricted Period shall continue and all restrictions respecting such Restricted Stock shall lapse as of the date(s) such Restricted Stock is scheduled to Vest, unless the Committee, in its sole discretion, determines otherwise. The continuation of the Restricted Period after Retirement shall be contingent upon Grantee's execution and delivery to the Company, on or prior to the effective date of Grantee's Retirement, of the Company's standard form of "Waiver & Release" of claims, available from the Human Resources Department of the Company.

         (iv) OTHER TERMINATION. If Grantee's employment with the Company or a Related Entity is terminated for any reason other than for death, Disability, or Retirement, the Restricted Stock shall be forfeited immediately unless (i) such forfeiture is contrary to the terms of an Executive Severance Agreement executed by Grantee and an authorized officer of the Company, or (ii) the Committee, in its sole discretion, determines that such Restricted Stock then is Vested or sets alternative terms on which such Restricted Stock may become Vested.

         (v) EXECUTIVE SEVERANCE AGREEMENT. If Grantee has executed an Executive Severance Agreement with the Company, the restrictions on the Restricted Stock will lapse in accordance with the terms of the Executive Severance Agreement if Grantee becomes entitled to the receipt of "Severance Benefits," as set forth in that Executive Severance Agreement and sixteen (16) days have passed following the execution of the Company's standard "Waiver & Release" of claims and compliance with the "Conditions" by Grantee as set forth in that Executive Severance Agreement.

         (vi) CHANGE OF CONTROL. Upon the occurrence of a Change of Control, the Restricted Stock shall no longer be subject to restrictions and shall be Vested immediately. For purposes of this paragraph, "Change of Control" shall have the identical meaning as set forth in the Change of Control Agreement that Grantee has executed with the Company, as may be amended with the consent of both parties. To ensure parallel application, for purposes of this paragraph only, defined terms contained in the definition of "Change of Control" set forth in Grantee's Change of Control Agreement shall have the same meaning here as set forth in that Change of Control Agreement. If Grantee has not executed any such Change of Control Agreement, then "Change of Control" shall have the identical meaning as set forth in the Plan.

    4. CUSTODY; VOTING AND DIVIDENDS. The Company shall hold the Restricted Stock in an account on behalf of Grantee. Grantee shall execute and return the attached Stock Power in favor of the Company, to be exercised by the Company only in the case of the forfeiture or other return of the Restricted Stock to the Company as provided in this Agreement. Grantee shall receive such dividends as may be declared on such Restricted Stock and shall be entitled to voting privileges associated with such Restricted Stock.


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    5.  NON-TRANSFERABILITY OF RESTRICTED STOCK.  The Restricted Stock is not
transferable other than by last will and testament or the laws of descent and distribution. The Restricted Stock shall not be otherwise transferred or assigned, pledged, hypothecated or otherwise disposed of in any way, whether by operation of law or otherwise, and shall not be subject to execution, attachment or similar process. The Restricted Stock shall not be assignable or transferable pursuant to a domestic relations order. Upon any attempt to transfer the Restricted Stock other than by last will and testament or the laws of descent and distribution, or to assign, pledge, hypothecate or otherwise dispose of the Restricted Stock, or upon the levy of any execution, attachment or similar process upon the Restricted Stock, the Restricted Stock shall be canceled immediately.

    6. PERFORMANCE FOR COMPETITORS. If at any time following the date of this Agreement and before the Restricted Stock is Vested, whether or not Grantee is Retired, Grantee directly or indirectly receives payment for services rendered to, or is otherwise employed by, any person, firm or corporation that is in competition with the Company or engaged in providing any goods or services that are substantially the same as goods or services provided or under development by the Company, Grantee immediately shall forfeit all rights under the Restricted Stock, unless the Committee in its sole discretion determines otherwise, or unless Grantee is in full compliance with the Company's Policy on Service on Outside Boards of Directors, as interpreted solely by the Company's Senior Management Compliance Committee. Any determination under this Paragraph 6, including whether a person, firm or corporation is "in competition with" the Company or providing "substantially the same" goods or services as the Company provides or is developing, will be subject to the sole discretion of the Committee.

    7. NON-SOLICITATION OF EMPLOYEES. Grantee agrees that he or she will not for a period of one (1) year immediately following the termination of his or her employment with the Company for any reason, either on Grantee's own account or in conjunction with or on behalf of any other person or entity whatsoever, directly or indirectly induce, solicit, or entice away any person who is a managerial level employee of the Company (including, but not limited to, any Officer, Executive Director or director-level employee, or any equivalent or successor term for any such employees) at any time during the three (3) months immediately preceding Grantee's termination of employment. If Grantee engages in any conduct contrary to the provisions of this Paragraph 7, Grantee shall forfeit the Restricted Stock to the extent the Restricted Stock has not Vested, unless the Committee determines otherwise. Such forfeiture shall be in addition to any other remedies available under law.

    8. CONFIDENTIAL INFORMATION AND TRADE SECRETS. Grantee agrees that any inventions, discoveries, creations (including without limitation software, writings, drawings and other works), improvements, confidential information or other intellectual property that he or she may develop or create, or assist in developing or creating, during his or her employment with the Company, whether or not patentable or eligible for copyright, that relate to the actual, planned, or foreseeable business or other activities of the Company, or that result from his or her work for the Company, are the exclusive property of the Company. Grantee agrees to disclose promptly such property to the Company and will, both during and after his or her employment, and without additional compensation, execute all assignments and other documents and do all things


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reasonably necessary to secure and enforce U.S. and foreign intellectual property rights for the Company, including patents and copyrights.

    Grantee agrees to hold in a fiduciary capacity for the benefit of the Company all confidential, legal, financial, marketing, business, technical, or other information, including specifically but not exclusively, information that Grantee prepared, caused to be prepared, or received in connection with Grantee's employment with the Company, such as management and business plans, business strategies, software, software evaluations, trade secrets, personnel information, marketing methods and techniques, and any of the above-recited information as it relates to the Company that shall have been obtained and/or learned during his or her employment and that shall not be public knowledge. After termination of Grantee's employment with the Company, Grantee will not, without prior written consent of the Company, communicate or divulge any such information, knowledge or data to anyone other than the Company or its designated representatives. This provision does not apply to (a) information or knowledge that already is or subsequently may come into the public domain after the termination of employment other than by way of unauthorized disclosure by Grantee, or (b) information or knowledge that Grantee is required to disclose by order of a court or governmental agency after timely notice is provided to the Company to allow the Company to take legal action with respect to the matter. If Grantee engages in any conduct contrary to the provisions of this Paragraph 8, Grantee shall forfeit the Restricted Stock to the extent the Restricted Stock has not Vested, unless the Committee determines otherwise. Such forfeiture shall be in addition to any other remedies available under law.

    9. DECISIONS OF COMMITTEE. Any decision, interpretation or other action made or taken in good faith by the Committee arising out of or in connection with the Plan or the Restricted Stock shall be final, binding and conclusive on the Company and Grantee and any respective heir, executor, administrator, successor or assign.

    10. ARBITRATION. Any claim, controversy or dispute between Grantee and the Company, whether sounding in contract, statute, tort, fraud, misrepresentation, discrimination or any other legal theory, including, but not limited to, disputes relating to the interpretation of this Agreement; claims under Title VII of the Civil Rights Act of 1964, as amended; claims under the Civil Rights Act of 1991; claims under the Age Discrimination in Employment Act of 1967, as amended; claims under 42 U.S.C. Section 1981, Section 1981a, Section 1983, Section 1985, or Section 1988; claims under the Family and Medical Leave Act of 1993; claims under the Americans with Disabilities Act of 1990, as amended; claims under the Fair Labor Standards Act of 1938, as amended; claims under the Employee Retirement Income Security Act of 1974, as amended; claims under the Colorado Anti-Discrimination Act; or claims under any other similar federal, state or local law or regulation, whenever brought, shall be resolved by arbitration. The only legal claims between Grantee and the Company that are not included for arbitration within this Agreement are claims by Grantee for workers' compensation or unemployment compensation benefits and/or claims for benefits under any Company benefit plan, if the plan does not provide for arbitration of such disputes. BY SIGNING THIS AGREEMENT, GRANTEE VOLUNTARILY, KNOWINGLY AND INTELLIGENTLY WAIVES ANY RIGHT HE OR SHE MAY OTHERWISE HAVE TO SEEK REMEDIES IN COURT OR OTHER FORUMS, INCLUDING THE RIGHT TO A JURY TRIAL AND THE RIGHT TO RECOVER PUNITIVE DAMAGES ON ANY


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COMMON LAW AND/OR CONTRACT CLAIMS. The Federal Arbitration Act, 9 U.S.C.
Sections 1-16 ("FAA") shall govern the arbitrability of all claims, provided that they are enforceable under the FAA, as it may be amended from time to time. In the event the FAA does not govern, the Colorado Uniform Arbitration Act shall apply. Additionally, the substantive law of Colorado, to the extent it is consistent with the terms stated in this Agreement for arbitration, shall apply to any common law claims. This Agreement for arbitration supersedes any other arbitration agreement between Grantee and the Company to the extent they are inconsistent.

         A single arbitrator engaged in the practice of law shall conduct the arbitration under the applicable rules and procedures of the American Arbitration Association ("AAA"). Any dispute, that relates directly or indirectly to Grantee's employment with the Company or to the termination of Grantee's employment will be conducted under the AAA Employment Dispute Resolution Rules, effective November, 1993. The arbitrator shall be chosen from a state other than Grantee's state of residence and other than Colorado. Other than as set forth herein, the arbitrator shall have no authority to add to, detract from, change, amend, or modify existing law. All arbitration proceedings, including without limitation, settlements and awards, under this Agreement will be confidential. The parties shall share equally the hourly fees of the arbitrator. The Company shall pay the expenses (such as travel and lodging) of the arbitrator. The prevailing party in any arbitration may be entitled to receive reasonable attorneys' fees. The arbitrator's decision and award shall be final and binding, as to all claims that were, or could have been, raised in the arbitration, and judgment upon the award rendered by the arbitrator may be entered to any court having jurisdiction thereof. If any party hereto files a judicial or administrative action asserting claims subject to this arbitration provision, and another party successfully stays such action and/or compels arbitration of such claims, the party filing said action shall pay the other party's costs and expenses incurred in seeking such stay and/or compelling arbitration, including reasonable attorneys' fees.

    11.  MISCELLANEOUS.

         (i) NOTICES. Any notice to be given to the Company shall be personally delivered to or addressed to its Vice President - Law and Human Resources, and any notice to be given to Grantee shall be addressed to him/her at the address given beneath his/her signature below, or such other address as the Company reasonably believes to be his/her most current address. Any notice to the Company is deemed given when received on behalf of the Company by its Vice President - Law and Human Resources at 188 Inverness Drive West, Suite 800, Englewood, Colorado 80112. Any notice to Grantee is deemed given when personally delivered or enclosed in a properly sealed envelope addressed as described above and deposited, postage prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

         (ii) EMPLOYMENT. THE COMPANY MAY TERMINATE ANY GRANTEE'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE, UNLESS THE TERM OF EMPLOYMENT IS COVERED BY SEPARATE CONDITIONS CONTAINED IN ANOTHER AUTHORIZED WRITTEN AGREEMENT SIGNED BY THE COMPANY AND THE GRANTEE. NOTHING CONTAINED IN THIS AGREEMENT CREATES OR IMPLIES AN EMPLOYMENT CONTRACT OR TERM OF EMPLOYMENT OR ANY PROMISE OF SPECIFIC TREATMENT UPON WHICH GRANTEE MAY RELY.


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         (iii)  GOVERNING LAW.  This Agreement shall be construed and enforced in accordance with the laws of the State of Colorado.

         (iv) AMENDMENTS. The Company may at any time propose to amend this Agreement, but any such alteration or amendment shall be effective only if in writing, signed by a duly authorized officer of the Company and by Grantee.


    IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth in the Letter.


U S WEST, Inc.                         GRANTEE


By:__________________________          ___________________________
                                       Name


                                       ___________________________
                                       Street Address


                                       ___________________________
                                       City, State and Zip Code


                                       ___________________________
                                       Social Security Number


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                               IRREVOCABLE STOCK POWER


    FOR VALUE RECEIVED, the undersigned does (do) hereby sell, assign and transfer to:

                                    U S WEST, INC.
                                      84-0926774
                             (Tax Identification Number)


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((NOShrs)) shares of Common Stock issued by U S WEST, Inc. (the "Company")
represented by Grant Number ((Grant no)), standing in the name of the undersigned on the books of the Company.

The undersigned does (do) hereby irrevocably constitute and appoint the Executive Vice President - Law and Human Resources for the Company as attorney to transfer the said stock on the books of the Company, with full power of substitution in the premises.



__________________________________     Dated:_____________________
((FirstName))((MidName))((LastName))

IMPORTANT -- READ CAREFULLY: The signature(s) of this Stock Power must correspond with the name(s) as written upon the face of the certificate(s) or account(s) in every particular without alteration or enlargement or any change whatever.


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